UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2025
FIVE9, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36383	94-3394123
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3001 Bishop Drive, Suite 350
San Ramon, CA 94583
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (925) 201-2000
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
_______________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	FIVN	The NASDAQ Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02 Results of Operations and Financial Condition
As of April 3, 2025, Five9, Inc. (the “Company”) expects its results for the quarter ended March 31, 2025 to be in-line with or better than the guidance for revenue, GAAP net loss per share and non-GAAP net income per share as provided in its press release issued February 20, 2025, that was previously furnished as Exhibit 99.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on February 20, 2025 (the “Prior Press Release”). Please refer to the “Reconciliation of GAAP Net Loss to Non-GAAP net income - Guidance” table in the Prior Press Release for a reconciliation of GAAP to Non-GAAP, including important assumptions upon which such guidance is based.
These results are based on preliminary unaudited financial and other information, and subject to normal quarterly closing processes and accounting review. The Company will provide guidance for the quarter ending June 30, 2025 and the fiscal year ending December 31, 2025 at its next earnings call, which is expected to be held in early May 2025.
This information in Item 2.02 of this Current Report on Form 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.
On March 31, 2025, the Board of Directors of the Company approved a reduction in force plan (the “Plan”) as part of the Company’s broader efforts to prioritize investments in key strategic areas, including artificial intelligence, as well as to drive profitable growth in supporting its positive, long-term outlook and increasing shareholder value.
On April 3, 2025, the Company commenced execution of the Plan, which is expected to reduce the Company’s global full-time employees by approximately 4%. The Company estimates the cash expenditures associated with the Plan to be approximately $7 million to $9 million, primarily consisting of severance payments, notice period payments in applicable jurisdictions, employee benefits and related costs. The Company estimates non-cash expenditures associated with the Plan to be approximately $1 million to $1.5 million related to the vesting of share-based awards. The Company expects to incur these expenses primarily in the second and third quarters of 2025.
The estimate of the charges that the Company expects to incur in connection with the Plan, and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates. In addition, the Company may incur other charges not currently contemplated due to unanticipated events that may occur, including in connection with the implementation of the Plan.
The actions associated with the Plan are expected to be substantially complete by the end of the second quarter of 2025.
Item 8.01 Other Events.
On April 3, 2025, the Company's Chief Executive Officer, Mike Burkland, sent an email to employees about the Plan, which is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s updated guidance for the first quarter of 2025, the Plan, the estimated total cash and non-cash charges and the timing thereof in connection with the Plan, the impact of the Plan on the Company’s results of operations and workforce, the Company’s long-term outlook, proposed investments and goal of profitable growth and increased shareholder value, and the expected timing for completion of the actions associated with the Plan, that are based on the Company’s current expectations and involve numerous risks and uncertainties that may cause these forward-looking statements to be inaccurate. Risks that may cause these forward-looking statements to be inaccurate include, among others: (i) our updated first quarter 2025 guidance is preliminary, is subject to normal quarterly closing processes and accounting review, is based on our current beliefs and expectations, and may prove to be inaccurate, (ii) our ability to realize the anticipated benefits of the Plan; (iii) the risk that the restructuring costs and charges for the Plan may be greater than anticipated or that the timing of such charges may change; (iv) the risk that our restructuring efforts may be distracting to employees and management and harm our internal programs and ability to attract and retain the highly skilled employees we need to support our business; (v) potential disruptions to our business or operations as we execute on the Plan; (vi) the risk that our restructuring efforts may harm our revenue, business, operations and reputation with or ability to serve our clients or partners; (vii) the risk that the Plan and the expense reductions therefrom may not generate the intended benefits to the extent or as quickly as anticipated; (viii) the impact of adverse economic conditions, including the impact of macroeconomic challenges, including continued inflation, uncertainty regarding consumer spending, high interest rates, fluctuations in currency rates, the impact of the Russia-Ukraine conflict, the impact of the conflicts in the Middle East, and other factors, may continue to harm our business; (ix) if we are unable to attract new customers or sell additional services and functionality to our existing customers, our revenue and revenue growth will be harmed; (x) if our existing customers terminate their subscriptions or reduce their subscriptions and related usage, or fail to grow subscriptions at the rate they have in the past or that we might expect, our revenues and gross margins will be harmed and we will be required to spend more money to grow our customer base; (xi) because a significant percentage of our revenue is derived from existing customers, downturns or upturns in new sales will not be immediately reflected in our operating results and may be difficult to discern; (xii) if we fail to manage our technical operations infrastructure, our existing customers may experience service outages, our new customers may experience delays in the deployment of our solution and we could be subject to, among other things, claims for credits or damages; (xiii) as AI solutions will likely perform an increasing proportion of contact center interactions, if we are unable to replace decreases in subscription revenue from licenses with revenue from the sale of additional AI solutions, our revenue, results of operations and business will be harmed; (xiv) further development of our AI solutions may not be successful and may result in reputational harm and our future operating results could be materially harmed; (xv) we have established, and are continuing to increase, our network of technology solution distributors and resellers to sell our solution; our failure to effectively develop, manage, and maintain this network could materially harm our revenues; (xvi) our quarterly and annual results may fluctuate significantly, including as a result of the timing and success of new product and feature introductions by us, may not fully reflect the underlying performance of our business and may result in decreases in the price of our common stock; (xvii) if we are unable to attract and retain highly skilled leaders and other employees, our business and results of operations may be harmed; (xviii) our historical growth may not be indicative of our future growth, and even if we continue to grow rapidly, we may fail to manage our growth effectively; (xix) failure to adequately retain and expand our sales force will impede our growth; (xx) the AI technology and features incorporated into our solution include new and evolving technologies that may present both legal and business risks; (xxi) the use of AI by our workforce may present risks to our business; (xxii) the contact center software solutions market is subject to rapid technological change, and we must develop and sell incremental and new solutions in order to maintain and grow our business; (xxiii) our growth depends in part on the success of our strategic relationships with third parties and our failure to successfully maintain, grow and manage these relationships could harm our business; (xxiv) the markets in which we participate involve a high number of competitors that is continuing to increase, and if we do not compete effectively, our operating results could be harmed; (xxv) we continue to expand our international operations, which exposes us to significant macroeconomic and other risks; (xxvi) security breaches, cybersecurity incidents, and improper access to, use of, or disclosure of our data or our customers’ data, or other cyber-attacks on our systems, could result in litigation and regulatory risk, harm our reputation, our business or financial results; (xxvii) we may acquire other companies, or technologies, or be the target of strategic transactions, or be impacted by transactions by other companies, which could divert our management’s attention, result in liabilities from the acquired company, additional dilution to our stockholders or use a significant amount of our cash resources and otherwise disrupt our operations and harm our operating results; (xxviii) we sell our solution to larger organizations that require longer sales and implementation cycles and often demand more configuration and integration services or customized features and functions that we may not offer, any of which could delay or prevent these sales and harm our growth rates, business and operating results; (xxix) we rely on third-party telecommunications and internet service providers to provide our customers and their customers with telecommunication services and connectivity to our cloud contact center software and any failure by these service providers to provide reliable services could cause us to lose customers and subject us to claims for credits or damages, among other things; (xxx) we have a history of losses and we may be unable to achieve or sustain profitability; (xxxi) our stock price has been volatile, may continue to be volatile and may decline, including due to factors beyond our control; (xxxii) we may not be able to secure additional financing on favorable terms, or at all, to meet our future capital needs; (xxxiii) failure to comply with laws and regulations could harm our business and our reputation; (xxxiv) we may not have sufficient cash to service our convertible senior notes and repay such notes, if required, and other risks attendant to our convertible senior notes and increased debt levels; and (xxxv) the other risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in our Securities and Exchange Commission filings and reports, including, but not limited to, our most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Such forward-looking statements speak only as of the date hereof and readers should not unduly rely on such statements. We undertake no obligation to update the information contained in this Current Report on Form 8-K, including in any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Email to employees.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE9, INC.

Date: April 3, 2025	By:	/s/ Bryan Lee
Bryan Lee
Interim Chief Financial Officer